UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A
(Amendment No.1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2015

CORMEDIX INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34673	20-5894890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Rt. 202-206, Suite 303, Bridgewater, NJ	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (908) 517-9500

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

CorMedix Inc. is filing this Current Report on Form 8-K/A for the sole purpose of correcting an inadvertent omission  contained Item 9.01 in the current report on Form 8-K that we filed on February 6, 2015. Except for notation in Item 9.01 that we are seeking confidential treatment of certain portions of the agreement filed as an exhibit to the Current Report no other changes have been made to the Form 8-K filed on February 6, 2015, and no changes were made to the exhibit attached thereto.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1 *	Taurolidine Supply Agreement, dated December 7, 2009 by and between CorMedix Inc. and Navinta, LLC.

*	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 9 , 2015	CORMEDIX INC.

	By:	/s/ Randy Milby
		Name:	Randy Milby
		Title:	Chief Executive Officer

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